UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

EVOQUA WATER TECHNOLOGIES CORP.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

EVOQUA WATER TECHNOLOGIES CORP.

210 SIXTH AVENUE

PITTSBURGH, PA 15222

D93105-P81403

You invested in EVOQUA WATER TECHNOLOGIES CORP. and it’s time to vote!

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting To Be Held on February 7, 2023. You have the right to vote on proposals being presented at the 2023 Annual Meeting.

Get informed before you vote

View the Notice, Proxy Statement and 2022 Annual Report to Stockholders online at www.ProxyVote.com OR you can receive a free paper or email copy of the material(s) by requesting prior to January 24, 2023. If you would like to request a paper or email copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. You will not otherwise receive a paper or email copy. If sending an email, please include your control number (indicated below) in the subject line. Requests, instructions, and other inquiries sent to this email address will NOT be forwarded to your investment advisor.

Smartphone users	Vote Electronically During the Meeting*
Point your camera here and	February 7, 2023
vote without entering a	1:00 p.m. Eastern Time
control number

Electronically at:

www.virtualshareholdermeeting.com/AQUA2023

Vote By Mail or Phone: You can vote by mail or phone by requesting a paper copy of the materials, which will include a proxy card. The proxy card will also provide instructions to vote the shares via phone.

*Please check the meeting materials for any special requirements for meeting attendance.

V1.1

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

You cannot use this Notice to vote your shares. This communication presents only an overview of the more complete proxy materials that are available to you on the internet or by mail. You may view the proxy materials online at www.ProxyVote.com or easily request a paper or email copy (see reverse). We encourage you to access and review all of the important information contained in the proxy materials before voting.

Board
Voting Items		Recommends

1.	Election of three Class II director nominees for three-year terms.

Nominees:

	01) Ron C. Keating	For All
02) Martin J. Lamb
03) Peter M. Wilver

2.	Approval, on an advisory basis, of the compensation of our named executive officers.	For

3.	Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending September 30, 2023.	For

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”.

D93106-P81403